UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 19, 2022

 UNIQUE FABRICATING, INC.
(Exact name of registrant as specified in its Charter)

Delaware	001-37480	46-1846791
(State or other jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

800 Standard Parkway
Auburn Hills,	Michigan	48326
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (248) 853-2333
Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $.001 per share	UFAB	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01 Changes in Registrant’s Certifying Accountant.
The Audit Committee (the “Audit Committee”) of the Board of Directors of Unique Fabricating, Inc. (the “Company”) conducted a competitive process to determine the Company’s independent registered public accounting firm for the Company’s fiscal year ending December 31, 2022. The Audit Committee invited multiple independent registered public accounting firms to participate in this process.
Following review of proposals from the independent registered public accounting firms that participated in the process, on May 19, 2022, the Audit Committee determined to discharge Deloitte & Touche, LLP (“Deloitte”), and approved the engagement of BDO USA, LLP (“BDO”), as the Company’s independent registered accounting firm for the Company’s fiscal year ending December 31, 2022, subject to completion of BDO USA, LLP’s standard client acceptance procedures and execution of an engagement letter.
Neither the Company nor anyone acting on its behalf has consulted with BDO on any of the matters or events set forth in Item 304(a)(2)(i) or 304(a)(2)(ii) of Regulation S-K during the two most recent fiscal years or the first quarter of 2022.
The reports of Deloitte on the financial statements of the Company for the years ended December 31, 2021 and 2020, did not contain any adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainties, audit scope, or accounting principles, except for an explanatory paragraph in such reports regarding substantial doubt about the Company’s ability to continue as a going concern.
During the fiscal year ended December 31, 2021, and the subsequent interim period through May 19, 2022, there were: (i) no disagreements within the meaning of Item 304(a)(1)(iv) of Regulation S-K and the related instructions between the Company and Deloitte on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to Deloitte’s satisfaction, would have caused Deloitte to make reference thereto in their reports; and (ii) no “reportable events” within the meaning of Item 304(a)(1)(v) of Regulation S-K, except for the internal control matter discussed below.
As disclosed in the Company’s 2020 Annual Report on Form 10-K, the Company concluded material weaknesses were present in the internal controls over financial reporting. These material weaknesses were subsequently remediated during the fiscal year ended December 31, 2021.
The Company requested Deloitte furnish a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the three preceding paragraphs. A copy of Deloitte’s letter, dated May 23, 2022, is filed as Exhibit 16.1 to this Form 8-K.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.
EXHIBIT INDEX

Exhibit No.	Description
16.1	Letter from Deloitte & Touche LLP
104	Cover Page Interactive Data File (the Cover Page Interactive Data File is embedded with the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNIQUE FABRICATING, INC.
Date: May 23, 2022	By:	/s/ Brian P. Loftus
Brian P. Loftus
Chief Financial Officer